MUNIYIELD
CALIFORNIA
INSURED
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #16338 -- 10/97

[RECYCLE LOGO]
Printed on post-consumer recycled paper



MuniYield California Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield California Insured Fund, Inc. earned $0.858 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.64%, based on a month-end per share net asset value of $15.21. Over the same period, the total investment return on the Fund's Common Stock was +10.64%, based on a change in per share net asset value from $14.59 to $15.21, and assuming reinvestment of $0.859 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +9.32%, based on a change in per share net asset value from $14.32 to $15.21, and assuming reinvestment of $0.429 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.30% for Series A and 3.14% for Series B.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1997 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the 12 months ended October 31, 1997, we managed the Fund with the intention of seeking to sustain a generous level of tax-exempt income in addition to providing an attractive total return. We began the 12-month period optimistic that interest rates would decline in response to the historically attractive 6.75% yield on the US Treasury bond and the correspondingly high yields on municipal bonds. This optimism on interest rates proved correct as interest rates declined about 60 basis points from October 1996 to October 1997. While the overall trend in interest rates was down for the year, market volatility created a narrow trading range.

Between October 1996 and December 1996, interest rates declined about 35 basis points in response to the belief that inflation was not a threat. At that time the Fund's aggressive posture, which we adopted when interest rates were higher, was scaled back to a more defensive posture because of our belief that interest rates had declined too rapidly relative to the prevailing economic conditions. This strategy proved correct as interest rates increased about 80 basis points from December 1996 to April 1997 on investors' belief that the economy was expanding at an excessive pace that would cause inflation and ultimately lead to an FRB tightening. At this point, with interest rates at 7.15% for long-term US Treasury bonds, we once again adopted a more aggressive posture because of the excessive backup in municipal yields and our belief that the FRB would not tighten monetary policy since inflation did not appear to be a threat. This strategy benefited Fund performance as interest rates ultimately declined about 100 basis points from April 1997 to the end of October 1997. This interest rate decline was the result of various circumstances, such as low inflation and the volatility created by the Asian stock market and currency crisis. As a result of our strategy, the Fund had total returns above the industry average of similar California-insured municipal bond funds.

Given our opinion that interest rates are not in danger of rising substantially -- and that they probably will trade in a narrow range -
- we expect to concentrate on seeking to enhance tax-exempt income for our shareholders while trying to limit volatility.

In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

November 26, 1997





PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield California Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 18, 1997.
The description of each proposal and number of shares voted are as follows:

                                                                                             Shares           Shares Withheld
                                                                                           Voted For            From Voting
1. To elect the Fund's Board of Directors:                    James H. Bodurtha           15,809,605              276,982
                                                              Herbert I. London           15,805,191              281,396
                                                              Robert R. Martin            15,809,302              277,285
                                                              Arthur Zeikel               15,801,757              284,830


                                                                              Shares            Shares Voted          Shares Voted
                                                                             Voted For             Against               Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                 15,697,930              49,071               339,587






During the six-month period ended October 31, 1997, MuniYield California Insured Fund, Inc. Preferred Stock shareholders
(Series A and Series B) voted on the following proposals. The proposals were approved at the annual shareholders' meeting on
September 17, 1997. The description of each proposal and number of shares voted are as follows:


                                                                                             Shares           Shares Withheld
                                                                                           Voted For            From Voting
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold
   and Arthur Zeikel as follows:                              Series A                       1,812                     52
                                                              Series B                       1,998                      0


                                                                              Shares            Shares Voted          Shares Voted
                                                                             Voted For             Against               Abstain
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors for the current
   fiscal year as follows:                                    Series A         1,828                 0                 36
                                                              Series B         1,998                 0                  0




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





MuniYield California Insured Fund, Inc.                                                                          October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P                   Moody's     Face                                                                                  Value
Ratings               Ratings    Amount                         Issue                                                 (Note 1a)

California -- 98.2%

AAA     Aaa           $2,000     Bay Area, California, Government Association, Tax Allocation Revenue Bonds
                                 (California Redevelopment Agency), Series A, 6% due 12/15/2024 (i)                     $2,121
AAA     Aaa            1,960     Berkeley, California, Unified School District, UT, Series C, 6.50% due
                                 8/01/2019 (b)                                                                           2,190
AAA     Aaa            2,000     Beverly Hills, California, Public Financing Authority, Lease Revenue Bonds,
                                 INFLOS, Series A, 7.32% due 6/01/2015 (d)(e)                                            2,072
AAA     Aaa            2,000     Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2022
                                 (d)                                                                                     2,220
                                 California HFA, Home Mortgage Revenue Bonds, AMT:
AA-     Aa               195     Series B, 8% due 8/01/2029                                                                204
AA-     Aa             4,220     Series F-1, 7% due 8/01/2026                                                            4,548
AA-     Aa             5,675     Series G, 7.05% due 8/01/2027                                                           5,996
AAA     Aaa            1,675     Series I, 5.75% due 2/01/2029 (d)                                                       1,692
AA-     Aa             1,950     California HFA, Revenue Bonds, RIB, AMT, 8.945% due 8/01/2023 (e)                       2,177
                                 California Health Facilities Financing Authority Revenue Bonds:
AAA     Aaa            2,850     (Adventist Health System - West), Series B, 6.50% due 3/01/2011 (d)                     3,073
AAA     Aaa            1,415     (Kaiser Permanente), Series A, 7% due 10/01/2018 (b)                                    1,511
AAA     Aaa            5,000     Refunding (Catholic Healthcare - West), Series A, 5.125% due 7/01/2024 (d)              4,834
AAA     Aaa            2,750     (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (d)                        2,994
                                 California Pollution Control Financing Authority, Solid Waste Disposal Revenue
                                 Bonds, AMT:
A       A2             3,000     (Keller Canyon Landfill Company Project), 6.875% due 11/01/2027                         3,330
A1+     VMIG1+           700     (Shell Oil Co. - Martinez Project), VRDN, Series A, 3.55% due 10/01/2024 (a)              700
A1+     VMIG1+         1,200     (Shell Oil Co. - Martinez Project), VRDN, Series B, 3.55% due 12/01/2024 (a)            1,200
NR*     Baa              900     California Public Capital Improvements Financing Authority Revenue Bonds
                                 (Joint Powers Agency - Pooled Projects), Series E, 8.25% due 3/01/1998                    911
NR*     Aaa            1,060     California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                 (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024
                                 (g)(h)                                                                                  1,151
                                 California State, GO, UT (c):
AAA     Aaa            4,840     6.90% due 11/01/2004 (f)                                                                5,666
AAA     Aaa            2,615     7% due 11/01/2004 (f)                                                                   3,077
AAA     Aaa              160     6.90% due 11/01/2011                                                                      184
A1+     NR*            1,700     California State, MSTR, VRDN, 3.65% due 8/01/2019 (a)                                   1,700
                                 California State Public Works Board, Lease Revenue Bonds:
AAA     Aaa            2,000     (Department of Corrections - State Prisons), AMT, Series E, 6% due 6/01/2007 (i)        2,189
AAA     Aaa            7,635     Refunding (Department of Corrections - State Prisons), Series A, 5% due 12/01/2019
                                 (b)                                                                                     7,435
AAA     Aaa            1,785     (Various California State University Projects), Series A, 6.70% due 10/01/2002 (f)      2,015
A       Aaa            3,000     (Various Community College Projects), Series B, 7% due 3/01/2004 (f)                    3,490
AAA     Aaa            1,000     California Statewide Community Development Authority, COP (Devereux Foundation
                                 Obligation Group), 5.25% due 11/01/2019 (d)                                               986
                                 California Statewide Community Development Authority Revenue Bonds, COP (f):
AAA     Aaa            2,000     (Good Samaritan Health System), 6.50% due 5/01/2004 (j)                                 2,271
AA      Aa             1,750     (Saint Joseph Health System Group), 6.50% due 7/01/2004                                 1,990
NR*     Aa2            4,800     California Statewide Community Development Authority, Solid Waste Facilities
                                 Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 3.60% due 12/15/2024 (a)        4,800
AAA     Aaa            3,000     Cerritos, California, Public Financing Authority, Revenue Refunding Bonds (Los
                                 Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (b)                 3,550
AAA     Aaa            7,000     Compton, California, Community Redevelopment Agency, Tax Allocation Refunding
                                 Bonds (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (i)                7,898
AAA     Aaa            5,720     Contra Costa, California, Water District, Water Revenue Bonds, Series D, 6.375%
                                 due 10/01/2022 (b)                                                                      6,243
AAA     Aaa            5,000     Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                                 6.50% due 9/01/2022 (c)                                                                 5,431
AAA     Aaa            1,000     East Bay, California, Municipal Utility District, Wastewater Treatment System
                                 Revenue Refunding Bonds, 5% due 6/01/2026 (c)                                             957
AAA     Aaa            2,000     East Bay, California, Municipal Utility District, Water System Revenue Refunding
                                 Bonds, 5% due 6/01/2026 (c)                                                             1,915
AAA     Aaa            5,000     El Camino, California, Hospital District Revenue Refunding Bonds, Series A, 6.25%
                                 due 8/15/2017 (b)                                                                       5,269
AAA     Aaa            3,500     Elk Grove, California, Unified School District Number 1, Community Facilities,
                                 Special District Tax Bonds, 7% due 12/01/2003 (b)(f)                                    4,069
AAA     Aaa            1,000     Fairfield - Suisun, California, Sewer District Revenue Refunding Bonds, Series A,
                                 6.25% due 5/01/2016 (d)                                                                 1,074
BBB     Baa            4,695     Inglewood, California, Public Financing Authority Revenue Bonds (Manchester -
                                 Prairie - N. Inglewood Industrial Park Project), Series B, 7% due 5/01/2022             5,075
AAA     Aaa            1,500     Long Beach California, Water Revenue Refunding Bonds, Series A, 5% due 5/01/2024
                                 (d)                                                                                     1,438
AAA     Aaa            3,750     Los Angeles, California, Community College District, COP, Refunding, Series A,
                                 6% due 8/15/2020 (i)                                                                    3,926
AAA     Aaa            7,365     Los Angeles, California, Harbor Department Revenue Bonds, RITR, AMT, Series 7,
                                 8.395% due 11/01/2026 (d)(e)                                                            8,976
AAA     Aaa            1,460     Los Angeles, California, Unified School District, UT, Series A, 6% due 7/01/2012
                                 (c)                                                                                     1,618
                                 Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                                 Revenue Bonds (Proposition C):
A1+     VMIG1+         2,800     Refunding, VRDN, Second Senior Series A, 3.35% due 7/01/2020 (a)(d)                     2,800
AAA     Aaa            7,950     Second Series A, 5% due 7/01/2025 (b)                                                   7,528
AAA     Aaa            6,475     M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project), Series E,
                                 6.50% due 7/01/2017 (d)                                                                 7,038
                                 Metropolitan Water District, Southern California, Waterworks Revenue Refunding
                                 Bonds, Series A:
AA      Aa             4,750     5.75% due 7/01/2021                                                                     5,110
A1+     VMIG1+         1,980     VRDN, 3.35% due 6/01/2023 (a)(b)                                                        1,980
AAA     Aaa            1,000     Modesto, California, Health Facilities Revenue Refunding Bonds (Memorial Hospitals
                                 Association), Series B, 5.125% due 6/01/2017 (d)                                          983
AAA     Aaa            3,000     Mount Diablo, California, Unified School District, Community Facilities, Special
                                 District Number 1 Tax Bonds, 6.30% due 8/01/2022 (b)                                    3,258
AA      Aa3            2,000     Mountain View - Los Altos, California, Unified High School District, UT, Series B,
                                 6.50% due 5/01/2017                                                                     2,246
AAA     Aaa            3,000     Northern California Public Power Agency, Revenue Refunding Bonds (Hydroelectric
                                 Project No. 1), Series A, 6.25% due 7/01/2012 (d)                                       3,263
AAA     Aaa            1,900     Oakland, California, Redevelopment Agency, Refunding Bonds, INFLOS, 8.116% due
                                 9/01/2019 (d)(e)                                                                        2,069
AAA     Aaa           16,000     Orange County, California, Local Transportation Authority, Sales Tax Revenue
                                 Bonds, Second Series, 6.10% due 2/15/2002 (c)(f)                                       17,493
AAA     Aaa            2,000     Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)         2,245
AAA     Aaa            1,000     Palm Springs, California, Financing Authority, Lease Revenue Bonds (Convention
                                 Center Project), Series A, 6.75% due 11/01/2001 (d)(f)                                  1,115
AAA     Aaa           16,955     Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016
                                 (d)                                                                                    18,482
AAA     Aaa            2,000     Rancho, California, Water District Financing Authority Revenue Bonds, RITES,
                                 8.974% due 9/11/2001 (b)(e)(f)                                                          2,402
                                 Rancho Cucamonga, California, Redevelopment Agency Tax Allocation Bonds
                                 (Rancho Redevelopment Project) (d):
AAA     Aaa            1,910     7.125% due 9/01/2019                                                                    2,045
AAA     Aaa            1,000     5.25% due 9/01/2026                                                                       984
NR*     A2             4,900     Rancho Mirage, California, Joint Powers Financing Authority, COP (Eisenhower
                                 Memorial Hospital), 7% due 3/01/2002 (f)                                                5,516
BBB-    Baa2           4,900     Riverside County, California, Public Financing Authority, Tax Allocation Revenue
                                 Bonds (Redevelopment Projects), Series A, 5.625% due 10/01/2033                         4,902
AAA     Aaa            8,000     Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds,
                                 Series A, 5.40% due 11/01/2020 (b)                                                      8,195
                                 Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA     Aaa            1,000     Refunding, Series G, 6.50% due 9/01/2013 (d)                                            1,163
AAA     Aaa            8,500     Series B, 6.375% due 8/15/2002 (d)(f)                                                   9,453
AAA     Aaa            7,500     Series K, 5.25% due 7/01/2024 (b)                                                       7,521
                                 San Diego, California, IDR:
AAA     Aaa            1,500     RITR, 8.185% due 9/01/2018 (e)                                                          1,702
AAA     Aaa            5,000     Refunding (San Diego Gas and Electric), Series C, 5.90% due 9/01/2018 (i)               5,216
                                 San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds
                                 (c):
AAA     Aaa            4,000     5% due 5/15/2020                                                                        3,843
AAA     Aaa           12,750     5% due 5/15/2025                                                                       12,199
AAA     Aaa            7,500     San Francisco, California, City and County International Airports Commission,
                                 Revenue Refunding Bonds, Second Series, Issue 2, 6.75% due 5/01/2020 (d)                8,392
                                 San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                                 Bonds (George R. Moscone Convention Center) (i):
AAA     Aaa            1,200     6.80% due 7/01/2019                                                                     1,364
AAA     Aaa            2,060     6.75% due 7/01/2024                                                                     2,336
AAA     Aaa            2,000     San Francisco, California, City and County Sewer Revenue Refunding Bonds, 6% due
                                 10/01/2011 (b)                                                                          2,132
AAA     Aaa            2,300     San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged Area),
                                 AMT, Series E, 5.85% due 8/01/2027 (d)                                                  2,377
AAA     Aaa            4,000     San Mateo County, California, Transportation District, Sales Tax Revenue Refunding
                                 Bonds, Series A, 8% due 6/01/2020 (d)                                                   5,465
AAA     Aaa            6,945     Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                                 Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)                 7,988
AAA     Aaa            1,350     Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (d)      1,467
AAA     Aaa            1,350     Santa Clara County, California, COP, Refunding (Capital Project I), 6.25% due
                                 10/01/2016 (b)                                                                          1,434
                                 Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                                 Facility Replacement Project), Series A (b):
AAA     Aaa            2,700     6.75% due 11/15/2004 (f)                                                                3,138
AAA     Aaa            3,540     7.75% due 11/15/2011                                                                    4,551
AAA     Aaa            3,500     Santa Clara County, California, Financing Authority, Lease Revenue Refunding
                                 Bonds, Series A, 5% due 11/15/2022 (b)                                                  3,360
AAA     Aaa            5,000     Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                                 (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (d)                 5,457
AAA     Aaa            2,185     Santa Rosa, California, High School District GO, UT, 6.375% due 5/01/2016 (d)           2,380
AAA     Aaa            4,300     Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater Project),
                                 Series A, 6.50% due 9/01/2000 (b)(f)                                                    4,667
AAA     Aaa            1,500     Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant Expansion),
                                 Series A, 6.80% due 9/01/2024 (c)                                                       1,694
AAA     Aaa            2,000     University of California Revenue Bonds (Multiple Purpose Projects), Series D,
                                 6.375% due 9/01/2024 (d)                                                                2,181
AAA     Aaa            4,000     Walnut Valley, California, Unified School District, Refunding, UT, Series A, 7.20%
                                 due 2/01/2016 (d)                                                                       4,833

Puerto Rico -- 0.4%

A1+     VMIG1+         1,500     Puerto Rico Commonwealth, Government Development Bank, Refunding Bonds, VRDN,
                                 3.35% due 12/01/2015 (a)                                                                1,500

Total Investments (Cost -- $320,873) -- 98.6%                                                                          343,633

Other Assets Less Liabilities -- 1.4%                                                                                    4,743
                                                                                                                    ----------
Net Assets -- 100.0%                                                                                                  $348,376
                                                                                                                    ==========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(f) Prerefunded.
(g) GNMA Collateralized.
(h) FHLMC Collateralized.
(i) FSA Insured.
(j) CAPMAC Insured.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
MSTR    Municipal Securities Trust Receipts
RIB     Residual Interest Bonds
RITES   Residual Interest Tax-Exempt Securities
RITR    Residual Interest Trust Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:               Investments, at value (identified cost -- $320,873,061) (Note 1a)                             $343,632,798
                      Cash                                                                                                77,541
                      Receivables:
                      Interest                                                                     $6,254,299
                      Securities sold                                                               1,460,341          7,714,640
                                                                                                -------------
                      Prepaid expenses and other assets                                                                   12,072
                                                                                                                   -------------
                      Total assets                                                                                   351,437,051
                                                                                                                   -------------

Liabilities:          Payables:
                      Securities purchased                                                          2,512,327
                      Dividends to shareholders (Note 1f)                                             246,424
                      Investment adviser (Note 2)                                                     156,490          2,915,241
                                                                                                -------------
                      Accrued expenses and other liabilities                                                             145,618
                                                                                                                   -------------
                      Total liabilities                                                                                3,060,859
                                                                                                                   -------------

Net Assets:           Net assets                                                                                    $348,376,192
                                                                                                                   =============

Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (4,000 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                           $100,000,000
                      Common Stock, par value $.10 per share (16,328,873 shares issued
                      and outstanding)                                                             $1,632,887
                      Paid-in capital in excess of par                                            227,673,373
                      Undistributed investment income -- net                                        1,631,412
                      Accumulated realized capital losses on investments -- net (Note 5)           (5,321,217)
                      Unrealized appreciation on investments -- net                                22,759,737
                                                                                                -------------
                      Total -- Equivalent to $15.21 net asset value per share of Common Stock
                      (market price -- $15.125)                                                                      248,376,192
                                                                                                                   -------------
                      Total capital                                                                                 $348,376,192
                                                                                                                   =============

                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.





Statement of Operations
                                                                                                              For the Year Ended
                                                                                                               October 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                   $19,420,331
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                         $1,711,803
                      Commission fees (Note 4)                                                     253,200
                      Professional fees                                                             78,248
                      Transfer agent fees                                                           63,988
                      Accounting services (Note 2)                                                  43,488
                      Listing fees                                                                  24,300
                      Directors' fees and expenses                                                  22,920
                      Printing and shareholder reports                                              17,682
                      Custodian fees                                                                17,148
                      Pricing fees                                                                  13,568
                      Amortization of organization expenses (Note 1e)                                4,571
                      Other                                                                         21,924
                                                                                             -------------
                      Total expenses                                                                               2,272,840
                                                                                                               -------------
                      Investment income -- net                                                                    17,147,491
                                                                                                               -------------

Realized &            Realized gain on investments -- net                                                          3,911,530
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                      6,470,833
Investments -- Net                                                                                             -------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                       $27,529,854
                                                                                                               =============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                        For the Year Ended
                                                                                                            October 31,
Increase (Decrease) in Net Assets:                                                                    1997              1996

Operations:            Investment income -- net                                                   $17,147,491       $17,028,803
                       Realized gain on investments -- net                                          3,911,530           709,173
                       Change in unrealized appreciation on investments -- net                      6,470,833         1,986,386
                                                                                               --------------    --------------
                       Net increase in net assets resulting from operations                        27,529,854        19,724,362
                                                                                               --------------    --------------

Dividends to           Investment income -- net:
Shareholders           Common Stock                                                               (14,026,322)      (13,706,880)
(Note 1f):             Preferred Stock                                                             (3,330,100)       (3,417,420)
                                                                                               --------------    --------------
                       Net decrease in net assets resulting from dividends to shareholders        (17,356,422)      (17,124,300)
                                                                                               --------------    --------------

Net Assets:            Total increase in net assets                                                10,173,432         2,600,062
                       Beginning of year                                                          338,202,760       335,602,698
                                                                                               --------------    --------------
                       End of year*                                                              $348,376,192      $338,202,760
                                                                                               ==============    ==============

                     * Undistributed investment income -- net                                      $1,631,412        $1,840,343
                                                                                               ==============    ==============

                       See Notes to Financial Statements.






Financial Highlights


The following per share data and ratios have been derived
from information provided in the financial statements.                            For the Year Ended October 31,
                                                                  1997          1996          1995          1994          1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year          $14.59        $14.43        $12.88        $15.68        $13.25
Operating                                                    ----------    ----------    ----------    ----------    ----------
Performance:         Investment income -- net                      1.05          1.04          1.09          1.10          1.10
                     Realized and unrealized gain (loss) on
                     investments -- net                             .63           .17          1.53         (2.81)         2.45
                                                             ----------    ----------    ----------    ----------    ----------
                     Total from investment operations              1.68          1.21          2.62         (1.71)         3.55
                                                             ----------    ----------    ----------    ----------    ----------
                     Less dividends and distributions to
                     Common Stock shareholders:
                     Investment income -- net                      (.86)         (.84)         (.84)         (.89)         (.93)
                     Realized gain on investments -- net             --            --            --          (.02)         (.02)
                                                             ----------    ----------    ----------    ----------    ----------
                     Total dividends and distributions to
                     Common Stock shareholders                     (.86)         (.84)         (.84)         (.91)         (.95)
                                                             ----------    ----------    ----------    ----------    ----------
                     Effect of Preferred Stock activity:
                     Dividends and distributions to
                     Preferred Stock shareholders:
                     Investment income -- net                      (.20)         (.21)         (.23)         (.18)         (.17)
                     Realized gain on investments -- net             --            --            --            --+           --+
                                                             ----------    ----------    ----------    ----------    ----------
                     Total effect of Preferred Stock activity      (.20)         (.21)         (.23)         (.18)         (.17)
                                                             ----------    ----------    ----------    ----------    ----------
                     Net asset value, end of year                $15.21        $14.59        $14.43        $12.88        $15.68
                                                             ==========    ==========    ==========    ==========    ==========
                     Market price per share, end of year        $15.125        $13.75       $12.625        $11.25        $15.00
                                                             ==========    ==========    ==========    ==========    ==========

Total Investment     Based on market price per share              16.74%        15.84%        20.01%       (19.71%)        7.48%
Return:*                                                     ==========    ==========    ==========    ==========    ==========
                     Based on net asset value per share           10.64%         7.54%        19.81%       (12.06%)       26.13%
                                                             ==========    ==========    ==========    ==========    ==========

Ratios to Average    Expenses, net of reimbursement                 .66%          .67%          .70%          .68%          .63%
Net Assets:**                                                ==========    ==========    ==========    ==========    ==========
                     Expenses                                       .66%          .67%          .70%          .68%          .64%
                                                             ==========    ==========    ==========    ==========    ==========
                     Investment income -- net                      5.01%         5.06%         5.45%         5.34%         5.27%
                                                             ==========    ==========    ==========    ==========    ==========

Supplemental         Net assets, net of Preferred Stock,
Data:                end of year (in thousands)                $248,376      $238,203      $235,603      $210,255      $256,105
                                                             ==========    ==========    ==========    ==========    ==========
                     Preferred Stock outstanding, end of
                     year (in thousands)                       $100,000      $100,000      $100,000      $100,000      $100,000
                                                             ==========    ==========    ==========    ==========    ==========
                     Portfolio turnover                           71.36%        79.39%        83.26%        38.06%        15.17%
                                                             ==========    ==========    ==========    ==========    ==========

Leverage:            Asset coverage per $1,000                   $3,484        $3,382        $3,356        $3,103        $3,561
                                                             ==========    ==========    ==========    ==========    ==========
Dividends Per Share  Series A -- Investment income -- net          $858          $882          $912          $684          $644
On Preferred Stock                                           ==========    ==========    ==========    ==========    ==========
Outstanding:++       Series B -- Investment income -- net          $807          $826          $967          $788          $740
                                                             ==========    ==========    ==========    ==========    ==========

                   * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   + Amount is less than $.01 per share.
                  ++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1,
                     1994.

                    See Notes to Financial Statements.




MuniYield California Insured Fund, Inc.               October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $228,654,382 and $254,695,444, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                  Realized                Unrealized
                               Gains (Losses)               Gains

Long-term investments            $4,527,261              $22,759,737
Short-term investments                 (387)                      --
Financial futures contracts        (615,344)                      --
                               ------------             ------------
Total                            $3,911,530              $22,759,737
                               ============             ============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $22,759,737, of which $22,987,352 related to appreciated securities and $227,615 related to depreciated securities. The aggregate cost as of October 31, 1997 for Federal income tax purposes was $320,873,061.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.62% and Series B, 3.40%.

As of October 31, 1997, there were 4,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $115,345 as commissions.

5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a capital loss carryforward of approximately $1,004,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071190 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield California
Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 2, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Insured Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MIC